                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) November 26, 1999
                                                        -----------------

                    SECURITY OF PENNSYLVANIA FINANCIAL CORP.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-14577                  23-2980576
      --------                       -------                  ----------
(State or other Jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)             Identification No.)

                31 W. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 454-0824
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         -------------

      On November 26, 1999, Security of Pennsylvania Financial Corp. issued a press release which announced that it had received regulatory approval to repurchase up to 10% of its outstanding shares.

      A press release announcing the regulatory approval to commence the stock repurchase is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated November 26, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 26, 1999           By:   /s/ Richard C. Laubach
                                           -------------------------------------
                                           Richard C. Laubach
                                           President and Chief Executive Officer








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